SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2000
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                                VTEL CORPORATION
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             (Exact name of registrant as specified in its charter)



          Delaware                     0-20008                   74-2415696
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(State or other jurisdiction of    (Commission File             (IRS Employer
       incorporation)                   Number)              Identification No.)

108 Wild Basin Road, Austin, Texas                            78746
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including are(512) 437-2700
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                                (Not Applicable)
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         (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

     (a)(1)(i)On March 30, 2000, PricewaterhouseCoopers LLP resigned as auditors of VTEL Corporation (the "Company") effective March 30, 2000.

     (a)(1)(ii) PricewaterhouseCoopers LLP's reports on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     (a)(1)(ii) The Company is in the process of retaining a successor accounting firm, but has not yet engaged any firm.

     (a)(1)(iv) In connection with the audits of the Company's financial statements for each of the two most recent fiscal years ended July 31, 1999 and 1998, respectively, and any subsequent interim periods through the date of the resignation of PricewaterhouseCoopers LLP, there were no disagreements with PricewaterhouseCoopers LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference to the subject matters in their report, except as follows: PricewaterhouseCoopers LLP reported to the Company's Audit Committee at the end of fiscal year 1999 that there were disagreements related to: (1) previously recorded final acceptance revenues for certain Chinese orders; and (2) depreciation methods. These disagreements were resolved to the satisfaction of PricewaterhouseCoopers LLP prior to the issuance of their report on the fiscal year ended July 31,1999. These matters resulted in restatements previously disclosed in the Company's Annual Report on Form 10- K for the year ended July 31, 1999 and in the Current Report on Form 8-K dated September 28,1999. The Company has authorized PricewaterhouseCoopers LLP to respond fully to the inquiries of any successor accountant concerning the subject matter of the disagreements.

     (a)(1)(v) In connection with the audits of the Company's financial statements for each of the two most recent fiscal years ended July 31, 1999 and 1998, respectively, and any subsequent interim periods through the date of the resignation of PricewaterhouseCoopers LLP, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K, except that in connection with the audit of the Company's financial statements for the year ended July 31, 1999, PricewaterhouseCoopers LLP reported to the Audit Committee certain matters involving internal control and its operation that they consider to be material weaknesses under standards established by the American Institute of Certified Public Accountants. The matters reported related to certain monitoring controls surrounding the preparation and review of interim and year-end financial reports. Subsequently, management has implemented personnel and procedural changes to address the identified weaknesses.

     (a)(3) The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company herein, and if not, stating the respects in which it does

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

not agree. A copy of PricewaterhouseCoopers LLP's letter to the Securities and Exchange Commission is filed as Exhibit 16 hereto.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

16   Letter  from  independent  certified  public  accountants  pursuant to Item
     4(a)(3).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VTEL CORPORATION
                                            (Registrant)


Date: April 6, 2000                 By:     /s/ Mark Lang
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                                            Mark Lang, Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)

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